Accounts Receivable, Net of Allowance for Expected Credit Losses - Summary Of Accounts Receivable (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2020
Receivables [Abstract]
Accounts receivable - related parties	$ 16	$ 2,991
Trade receivables	28,559	9,427
Less: Allowance for expected credit losses	(275)	(227)	$ (73)
Sales tax receivable	1,150	1,037
Other receivables	1,107	854
Total accounts receivables – external parties	$ 30,541	$ 11,091